UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2006

NYMT SECURITIES CORPORATION (as depositor under an Amended and Restated Trust Agreement, dated as of December 20, 2005, providing for, inter alia, the issuance of New York Mortgage Trust, 2005-3 Mortgage-Backed Notes)

NYMT Securities Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-127912	84-1689414
State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Avenue of the Americas, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 634-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events

The Registrant registered issuances of its New York Mortgage Trust 2005-3 Mortgage-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127912) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $228,655,000 aggregate principal amount of Class A-1, Class A-2, Class A-3, Class M-1 and Class M-2 Notes (collectively, the “Notes”) on December 20, 2005. This Current Report on Form 8-K contains information relating to the subsequent mortgage loans (the “Subsequent Mortgage Loans”) purchased by the Registrant.

Pursuant to the Subsequent Transfer Agreement, dated as of January 13, 2006 (the “Subsequent Transfer Agreement”), among the Registrant (the “Depositor”), New York Mortgage Trust, Series 2005-3, a Delaware statutory trust (the “Issuer” or the “Trust”), New York Mortgage Funding, LLC (the “Seller”), U.S. Bank National Association (the “Indenture Trustee”) and Wells Fargo Bank, N.A. (the “Trust Administrator”). The Seller has sold certain Mortgage Loans (the “Subsequent Mortgage Loans”) to the Depositor and the Depositor has transferred the Subsequent Mortgage Loans to the Issuer for inclusion in the Trust Estate established by an Indenture, dated as of December 1, 2005 (the “Indenture”), by and among the Issuer, the Indenture Trustee, and the Trust Administrator, a form of which was filed as an exhibit to the Registrant’s Form 8-K filed on January 4, 2006. A copy of the Subsequent Transfer Agreement in included as an Exhibit hereto.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibit:

Exhibit No.	Description
99.1	Subsequent Transfer Agreement, dated as of January 13, 2006, among the Registrant, Issuer, the Seller, the Indenture Trustee and the Trust Administrator

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NYMT SECURITIES CORPORATION (Registrant)

By:	/s/ Steven R. Mumma
Name:	Steven R. Mumma
Title:	Chief Operating Officer

Dated: January 18, 2006

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page
1	99.1	Subsequent Transfer Agreement, dated as of January 13, 2006, among the Registrant, the Issuer, the Seller, the Indenture Trustee and the Trust Administrator